Exhibit 21
LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
308 Furman, Ltd.	TX
360 Developers, LLC	FL
Ann Arundel Farms, Ltd.	TX
Aquaterra Utilities, Inc.	FL
Asbury Woods L.L.C.	IL
Astoria Options, LLC	DE
Autumn Creek Development, Ltd.	TX
Aylon, LLC	DE
Bainebridge 249, LLC	FL
Bay Colony Expansion 369, Ltd.	TX
Bay River Colony Development, Ltd.	TX
BB Investment Holdings, LLC	NV
BCI Properties, LLC	NV
Bellagio Lennar, LLC	FL
Belle Meade LEN Holdings, LLC	FL
Belle Meade Partners, LLC	FL
Bonterra Lennar, LLC	FL
BPH I, LLC	NV
Bramalea California, Inc.	CA
Bressi Gardenlane, LLC	DE
Builders LP, Inc.	DE
Cambria L.L.C.	IL
Candlestick Retail Member, LLC	DE
Cary Woods, LLC	IL
Casa Marina Development, LLC	FL
Caswell Acquisition Group, LLC	DE
Central Park West Holdings, LLC	DE
Cherrytree II LLC	MD
CL Ventures, LLC	FL
Club Bonterra Lennar, LLC	FL
Coco Palm 82, LLC	FL
Colonial Heritage LLC	VA
Concord Station, LLP	FL	Club Concord Station
Coventry L.L.C.	IL
CP Red Oak Management, LLC	TX
CP Red Oak Partners, Ltd.	TX
CP Vertical Development Co. 1, LLC	DE
CP/HPS Development Co. GP, LLC	DE
CP/HPS Development Co.-C, LLC	DE
CPFE, LLC	MD
CPHP Development, LLC	DE
Creekside Crossing, L.L.C.	IL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
Crest at Fondren Holdings, LLC	DE
Crest at Fondren Investor, LLC	DE
Danville Tassajara Partners, LLC	DE
Darcy-Joliet L.L.C.	IL
DBJ Holdings, LLC	NV
DCA Financial, LLC	FL
DTC Holdings of Florida, LLC	FL
Durrell 33, LLC	NJ
Eagle Bend Commercial, LLC	CO
Eagle Home Mortgage of California, Inc.	CA
Eagle Mortgage Holdings, LLC	DE
Edgefield Holdings, LLC	DE
Escena-PSC, LLC	DE
Estates Seven, LLC	DE
EV, LLC	MD
Evergreen Village LLC	DE
F&R Florida Homes, LLC	FL
F&R QVI Home Investments USA, LLC	DE
Fidelity Guaranty and Acceptance Corp.	DE	First Texas Fidelity Company
Five Point Communities Management, Inc.	DE
Five Point Communities, LP	DE
FLORDADE LLC	FL
Fox-Maple Associates, LLC	NJ	Maple Ridge Asociates, LLC
Friendswood Development Company, LLC	TX
Garco Investments, LLC	FL
Greystone Construction, Inc.	AZ
Greystone Homes of Nevada, Inc.	DE
Greystone Nevada, LLC	DE	Lennar Homes
Greywall Club L.L.C.	IL
Hammocks Lennar LLC	FL
Harveston, LLC	DE
Haverton L.L.C.	IL
HCC Investors, LLC	DE
Heathcote Commons LLC	VA
Heritage of Auburn Hills, L.L.C.	MI
Hewitts Landing Trustee, LLC	MA
Home Buyer's Advantage Realty, Inc.	TX
Homecraft Corporation	TX
HPS Development Co., LP	DE
HPS Vertical Development Co., LLC	DE
HPS Vertical Development Co.-B, LP	DE
HPS Vertical Development Co.-D/E, LLC	DE
HPS1 Block 1, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
HPS1 Block 48-1A, LLC	DE
HPS1 Block 48-1B, LLC	DE
HPS1 Block 48-2A, LLC	DE
HPS1 Block 48-2B, LLC	DE
HPS1 Block 48-3A, LLC	DE
HPS1 Block 48-3B, LLC	DE
HPS1 Block 50, LLC	DE
HPS1 Block 51, LLC	DE
HPS1 Block 52, LLC	DE
HPS1 Block 53, LLC	DE
HPS1 Block 54, LLC	DE
HPS1 Block 55, LLC	DE
HPS1 Block 56/57, LLC	DE
HTC Golf Club, LLC	CO
Inactive Companies, LLC	FL
Independence L.L.C.	VA
Independence Orlando, LLC	FL
Isles at Bayshore Club, LLC	FL
Kendall Hammocks Commercial, LLC	FL
LAC MOUNTAIN VIEW INVESTOR, LLC	DE
Lakelands at Easton, L.L.C.	MD
Lakeside Farm, LLC	MD
LCD Asante, LLC	DE
LCI Downtown Doral Investor, LLC	DE
LCI North DeKalb Investor GP, LLC	DE
LCI North DeKalb Investor LP, LLC	DE
Legends Club, LLC	FL
Legends Golf Club, LLC	FL
LEN - Belle Meade, LLC	FL
Len - Little Harbor, LLC	DE
LEN - OBS Windemere, LLC	DE
LEN - Palm Vista, LLC	FL
Len FW Investor, LLC	DE
LEN Mirada Investor, LLC	DE
LEN OT Holdings, LLC	FL
LEN Paradise Cable, LLC	FL
LEN Paradise Operating, LLC	FL
Len Paradise, LLC	FL
LEN-CG South, LLC	FL
LenCom, LLC	DE
Lencraft, LLC	MD
LenFive Sub II, LLC	DE
LenFive Sub III, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
LenFive Sub, LLC	DE
LenFive, LLC	DE
LENH I, LLC	FL
Len-Hawks Point, LLC	FL
Len-MN, LLC	DE
Lennar Aircraft I, LLC	DE
Lennar Arizona Construction, Inc.	AZ
Lennar Arizona, Inc.	AZ
Lennar Associates Management Holding Company	FL
Lennar Associates Management, LLC	DE
Lennar at Jackson, LLC	DE
Lennar at Marlboro 79, LLC	DE
Lennar at Monroe, LLC	DE
Lennar Avenue One, LLC	DE
Lennar Berkeley, LLC	NJ
Lennar Bridges, LLC	CA
Lennar Buffington Colorado Crossing, L.P.	TX
Lennar Buffington Zachary Scott, L.P.	TX
Lennar Carolinas, LLC	DE
Lennar Central Park, LLC	DE
Lennar Central Region Sweep, Inc.	NV
Lennar Central Texas, L.P.	TX
Lennar Chicago, Inc.	IL	Lennar
Lennar Cobra, LLC	DE
Lennar Colorado Minerals LLC	CO
Lennar Colorado, LLC	CO	Blackstone Country Club
Lennar Commercial, LLC	DE
Lennar Communities Development, Inc.	DE
Lennar Communities Nevada, LLC	NV
Lennar Communities of Chicago L.L.C.	IL
Lennar Communities, Inc.	CA
Lennar Concord, LLC	DE
Lennar Construction, Inc.	AZ
Lennar Courts, LLC	FL
Lennar Developers, Inc.	FL
Lennar Ewing, LLC	NJ
Lennar Family of Builders GP, Inc.	DE
Lennar Family of Builders Limited Partnership	DE
Lennar Financial Services, LLC	FL
Lennar Flamingo, LLC	FL
Lennar Fresno, Inc.	CA
Lennar Gardens, LLC	FL
Lennar Georgia, Inc.	GA

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
Lennar Greer Ranch Venture, LLC	CA
Lennar Heritage Fields, LLC	CA
Lennar Hingham Holdings, LLC	DE
Lennar Hingham JV, LLC	DE
Lennar Homes Holding, LLC	DE
Lennar Homes NJ, LLC	DE
Lennar Homes of Arizona, Inc.	AZ
Lennar Homes of California, Inc.	CA
LENNAR HOMES OF TENNESSEE, LLC	DE
Lennar Homes of Texas Land and Construction, Ltd.	TX	Friendswood Development Company
Lennar Homes of Texas Land and Construction, Ltd.	TX	Village Builders Land Company
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Kingswood Sales Associates
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Houston Village Builders, Inc.
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Friendswood Land Development Company
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Bay Oaks Sales Associates
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Lennar Homes
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Lennar Homes of Texas
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Lennar Homes of Texas, Inc.
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	U.S. Home
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	U.S. Home of Texas
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	U.S. Home of Texas, Inc.
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	NuHome Designs, Inc.
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Village Builders, Inc.
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	NuHome of Texas, Inc.
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	NuHome Designs
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	NuHome of Texas
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Village Builders
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Friendswood Development Company
Lennar Homes, LLC	FL	Baywinds Land Trust D/B/A Club Vineyards
Lennar Homes, LLC	FL	Doral Park
Lennar Homes, LLC	FL	Doral Park Joint Venture
Lennar Homes, LLC	FL	The Breakers at Lennar's Pembroke Isles
Lennar Homes, LLC	FL	Doral Park Country Club
Lennar Homes, LLC	FL	Coco Pointe
Lennar Homes, LLC	FL	The Point at Lennar's Pembroke Isles
Lennar Homes, LLC	FL	The Royal Club
Lennar Homes, LLC	FL	The Palace
Lennar Homes, LLC	FL	Club Pembroke Isles
Lennar Homes, LLC	FL	Walnut Creek
Lennar Homes, LLC	FL	Lennars The Palms @ Pembroke Isles
Lennar Homes, LLC	FL	Walnut Creek Club
Lennar Homes, LLC	FL	Lennar Century 8th Street Developers
Lennar Homes, LLC	FL	Your Hometown Builder

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
Lennar Homes, LLC	FL	Lennar Communities
Lennar Homes, LLC	FL	Verona Trace Club, Inc.
Lennar Homes, LLC	FL	Lake Osborne Trailer Ranch
Lennar Homes, LLC	FL	Tripson Estates Club, Inc.
Lennar Homes, LLC	FL	Club Carriage Pointe
Lennar Homes, LLC	FL	Club Tuscany Village
Lennar Homes, LLC	FL	Club Silver Palms
Lennar Homes, LLC	FL	Bent Creek Club, Inc.
Lennar Homes, LLC	FL	U.S. Home
Lennar Homes, LLC	FL	Verona Trace Club, Inc.
Lennar Homes, LLC	FL	Club Malibu Bay
Lennar Homes, LLC	FL	Copper Creek Club, Inc.
Lennar Homes, LLC	FL	Isles of Bayshore Club
Lennar Homes, LLC	FL	Club Miralago
Lennar Homes, LLC	FL	Club Gardens by the Hammocks
Lennar Homes, LLC	FL	Club Vineyards
Lennar Imperial Holdings Limited Partnership	DE
Lennar International Holding, LLC	DE
Lennar International, LLC	DE
Lennar Lakeside Investor, LLC	DE
Lennar Layton, LLC	DE
Lennar Long Beach Promenade Partners, LLC	DE
Lennar Lytle, LLC	DE
Lennar Mare Island, LLC	CA
Lennar Marina A Funding, LLC	DE
Lennar Massachusetts Properties, Inc.	DE
Lennar MF Holdings, LLC	DE
Lennar Middletown, LLC	NJ
Lennar Multifamily BTC Venture GP Subsidiary, LLC	DE
Lennar Multifamily BTC Venture GP, LLC	DE
Lennar Multifamily BTC Venture LP, LLC	DE
Lennar Multifamily BTC Venture Manager, LLC	DE
Lennar Multifamily Communities, LLC	DE	LMC a Lennar Company
Lennar Multifamily Venture DC LP	DE
Lennar New Jersey Properties, Inc.	DE
Lennar New York, LLC	NY
Lennar Northeast Properties LLC	NJ
Lennar Northeast Properties, Inc.	NV
Lennar Northwest, Inc.	DE
Lennar OHB, LLC	NJ
Lennar Pacific Properties Management, Inc.	DE
Lennar Pacific Properties, Inc.	DE
Lennar Pacific, Inc.	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
Lennar PI Acquisition, LLC	NJ
Lennar PI Property Acquisition, LLC	NJ
Lennar PIS Management Company, LLC	DE
Lennar Plumsted LLC	NJ
Lennar Point, LLC	NJ
Lennar Port Imperial South, LLC	DE
Lennar Realty, Inc.	FL
Lennar Reno, LLC	NV	Baker-Coleman Communities
Lennar Reno, LLC	NV	Lennar Homes
Lennar Reno, LLC	NV	Lennar Communities
Lennar Rialto Investment LP	DE
Lennar Riverside West Urban Renewal Company, L.L.C.	NJ
Lennar Riverside West, LLC	DE
Lennar Riverwalk, LLC	DE
Lennar Sacramento, Inc.	CA
Lennar Sales Corp.	CA
Lennar Sierra Sunrise, LLC	CA
Lennar Southland I, Inc.	CA
Lennar Southwest Holding Corp.	NV
Lennar Spencer's Crossing, LLC	DE
Lennar Sun Ridge LLC	CA
Lennar Texas Holding Company	TX
Lennar Trading Company, LP	TX
Lennar Ventures, LLC	FL
Lennar West Valley, LLC	CA
Lennar Winncrest, LLC	DE
Lennar.com Inc.	FL
Lennar/LNR Camino Palomar, LLC	CA
Lennar/Shadeland, LLC	PA
Lennar-Lantana Boatyard, Inc.	FL
LEN-Ryan 1, LLC	FL
Len-Verandahs, LLP	FL
LFS Securities, LLC	FL
LH Eastwind, LLC	FL
LH-EH Layton Lakes Estates, LLC	AZ
LHI Renaissance, LLC	FL	Club Oasis
LMC 1001 Olive Investor, LLC	DE
LMC 144th and Grant Investor, LLC	DE
LMC 2401 Blake Street Holdings, LLC	DE
LMC 2401 Blake Street Investor, LLC	DE
LMC Axis Westminster Holdings, LLC	DE
LMC Axis Westminster Investor, LLC	DE
LMC Berkeley I Investor, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
LMC Berry Hill Lofts Holdings, LLC	DE
LMC Berry Hill Lofts Investor, LLC	DE
LMC Boca City Walk Developer, LLC	DE
LMC Boca City Walk Investor, LLC	DE
LMC Chandler and McClintock Holdings, LLC	DE
LMC Charlotte Ballpark Developer, LLC	DE
LMC Cityville Oak Park Holdings, LLC	DE
LMC Cityville Oak Park Investor, LLC	DE
LMC Construction, LLC	DE
LMC Crest at Park West Holdings, LLC	DE
LMC Development, LLC	DE
LMC Emeryville I Investor, LLC	DE
LMC Emeryville I Lennar Investor, LLC	DE
LMC Gateway Investor, LLC	DE
LMC Gateway Venture, LLC	DE
LMC Gilman Square Investor, LLC	DE
LMC Hollywood Highland Investor, LLC	DE
LMC Huntington Crossing Holdings, LLC	DE
LMC Living TRS, LP	DE
LMC Living, Inc.	CA
LMC Living, LLC	DE
LMC Malden Station Investor, LLC	DE	LMI Soco Santa Fe, LLC
LMC Millenia Investor II, LLC	DE
LMC Millenia Investor, LLC	DE
LMC Mountain View Holdings II, LLC	DE
LMC NE Minneapolis Lot 2 Holdings, LLC	DE
LMC New Bern Holdings, LLC	DE
LMC New Bern Investor, LLC	DE
LMC Oak Park Holdings, LLC	DE
LMC Parkfield Holdings, LLC	DE
LMC Parkfield Investor, LLC	DE
LMC Righters Ferry Holdings, LLC	DE
LMC River North Holdings, LLC	DE
LMC San Francisco I Holdings, LLC	DE
LMC Taylor Street Holdings, LLC	DE
LMC Venture Developer, LLC	DE
LMC West Loop Investor, LLC	DE
LMI - Jacksonville Investor, LLC	DE
LMI - South Kings Development Investor, LLC	DE
LMI - West Seattle Holdings, LLC	DE
LMI - West Seattle Investor, LLC	DE
LMI - West Seattle, LLC	DE
LMI (150 OCEAN) INVESTOR, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
LMI 99 Hudson Developer, LLC	DE
LMI 99 Hudson Investor, LLC	DE
LMI Cell Tower Investors, LLC	DE
LMI City Walk Investor, LLC	DE
LMI Collegedale Investor, LLC	DE
LMI Collegedale, LLC	DE
LMI Contractors, LLC	DE
LMI Glencoe Dallas Investor, LLC	DE
LMI Glenview Investor, LLC	DE
LMI Lakes West Covina Investor, LLC	DE
LMI Largo Park Investor, LLC	DE
LMI Las Colinas Station, LLC	DE
LMI Naperville Investor, LLC	DE
LMI Pacific Tower, LLC	DE
LMI Park Central Investor, LLC	DE
LMI Park Central Two, LLC	DE
LMI Peachtree Corners Investor, LLC	DE
LMI Peachtree Corners, LLC	DE
LMI Pearl Apartment Homes Investor, LLC	DE
LMI Redwood City Investor, LLC	DE
LMI TEMPE 601 W. RIO SALADO INVESTOR, LLC	DE
LMI-AECOM Holdings, LLC	DE
LMI-AECOM Jersey City, LLC	DE
LMI-JC Developer, LLC	DE
LMI-JC, LLC	DE
LMV 1640 Broadway Holdings, LP	DE
LMV 1701 Ballard REIT-DC, LP	DE
LMV 19H Holdings, LP	DE
LMV 19H REIT, LP	DE
LMV 19H REIT-DC, LP	DE
LMV 2026 Madison REIT-DC, LP	DE
LMV 85 South Union REIT-DC, LP	DE
LMV Annapolis Holdings, LLC	DE
LMV Annapolis REIT, LLC	DE
LMV Annapolis REIT-DC, LP	DE
LMV Apache Terrace REIT-DC, LP	DE
LMV ATown REIT-DC, LP	DE
LMV Bloomington REIT-DC, LP	DE
LMV Bolingbrook REIT-DC, LP	DE
LMV Central at McDowell REIT-DC, LP	DE
LMV East Village I REIT-DC, LP	DE
LMV Edina REIT-DC, LP	DE
LMV Interbay Holdings, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
LMV Little Italy REIT-DC, LP	DE
LMV M Tower REIT-DC, LP	DE
LMV Milpitas REIT-DC, LP	DE
LMV NE Minneapolis REIT-DC, LP	DE
LMV Oak Park REIT-DC, LP	DE
LMV One20Fourth REIT-DC, LP	DE
LMV Tysons REIT-DC, LP	DE
LMV Vallagio III REIT-DC, LP	DE
LMV Victory Block G REIT-DC, LP	DE
LNC at Meadowbrook, LLC	IL
LNC at Ravenna, LLC	IL
LNC Communities I, Inc.	CO
LNC Communities II, LLC	CO	Fortress Genesee III, LLC
LNC Communities III, Inc.	CO
LNC Communities IV, LLC	CO
LNC Communities V, LLC	CO
LNC Communities VI, LLC	CO
LNC Communities VII, LLC	CO
LNC Communities VIII, LLC	CO
LNC Northeast Mortgage, Inc.	DE
LNC Pennsylvania Realty, Inc.	PA
Long Beach Development, LLC	TX
Longleaf Acquisition, LLC	FL
Lori Gardens Associates II, LLC	NJ
Lori Gardens Associates III, LLC	NJ
Lori Gardens Associates, L.L.C.	NJ
Lorton Station, LLC	VA
LS College Park, LLC	DE
LW D'Andrea, LLC	DE
Madrona Ridge L.L.C.	IL
Madrona Village L.L.C.	IL
Madrona Village Mews L.L.C.	IL
Majestic Woods, LLC	NJ
Maple and Broadway Holdings, LLC	DE
Marlin Blue LLC	DE
Marlin Green Corp.	DE
Mid-County Utilities, Inc.	MD
Miralago West Lennar, LLC	FL
Mission Viejo 12S Venture, LP	CA
Mission Viejo Holdings, Inc.	CA
Moffett Meadows Partners, LLC	DE
NASSA LLC	FL
NC Properties I, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
NC Properties II, LLC	DE
North American Advantage Insurance Services, LLC	TX
North American Asset Development Corporation	CA
North American Exchange Company	CA
North American National Title Solutions, LLC	DE
North American National Title Solutions, LLC	MD
North American Services, LLC	CA
North American Title Agency, Inc.	NJ	North American Abstract Agency
North American Title Alliance, LLC	FL	North American Title Company
North American Title Company	AZ
North American Title Company	FL
North American Title Company	IL
North American Title Company	MN
North American Title Company	NV
North American Title Company	MD
North American Title Company	TX	Southwest Land Title Company
North American Title Company of Colorado	CO
North American Title Company, Inc.	CA
North American Title Company, LLC	OH
North American Title Florida Alliance, LLC	FL
North American Title Group, Inc.	FL
North American Title Insurance Company	CA
North American Title, LLC	UT
Northbridge L.L.C.	IL
Northeastern Properties LP, Inc.	NV
OHC/Ascot Belle Meade, LLC	FL
One SR, L.P.	TX
Palm Gardens At Doral Clubhouse, LLC	FL
Palm Gardens at Doral, LLC	FL
Palm Springs Classic, LLC	DE
Palm Vista Preserve, LLC	FL
PD-Len Boca Raton, LLC	DE
PG Properties Holding, LLC	NC
Pioneer Meadows Development, LLC	NV
Pioneer Meadows Investments, LLC	NV
POMAC, LLC	MD
Port Imperial South Building 14, LLC	NJ
Portside Marina Developers, L.L.C.	NJ
Portside Shipyard Developers, L.L.C.	NJ
Portside SM Associates, L.L.C.	NJ
Portside SM Holdings, L.L.C.	DE
Prestonfield L.L.C.	IL
Providence Lakes, LLP	FL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
PT Metro, LLC	DE
Raintree Village II L.L.C.	IL
Raintree Village L.L.C.	IL
Ral-Len BM, LLC	DE
Ral-Len, LLC	DE
Renaissance Joint Venture	FL
RES/CML 2009-1 CO-INVESTMENTS, LP	DE
RES/CML INVESTMENTS, LLC	DE
Reserve @ Pleasant Grove II LLC	NJ	Lennar
Reserve @ Pleasant Grove LLC	NJ
Reserve at River Park, LLC	NJ
Reserve at South Harrison, LLC	NJ
Rialto Capital Advisors of New York, LLC	DE
Rialto Capital Advisors, LLC	DE
Rialto Capital Management, LLC	DE
Rialto Capital Partners, LLC	DE
Rialto Capital Services, LLC	DE
Rialto Capital Servicing, LLC	DE
Rialto CMBS, LLC	DE
Rialto Corporation	DE
Rialto Holdings, LLC	DE
Rialto Investments, LLC	DE
RIALTO MEZZ HOLDINGS, LLC	DE
Rialto Mezz Partners GP, LLC	DE
Rialto Mortgage Finance, LLC	DE
Rialto Mortgage Investments, LLC	DE
Rialto Partners GP II, LLC	DE
Rialto Partners GP, LLC	DE
Rialto Property Management, Inc.	CA
Rialto Property Management, LLC	DE
Rialto REGI, LLC	FL
Rialto RL CML 2009-1, LLC	DE
Rialto RL RES 2009-1, LLC	DE
Rivendell Joint Venture	FL
Rivenhome Corporation	FL
RL BB FINANCIAL, LLC	FL
RL BB-SC CLR V, LLC	SC
RL BB-SC CLR VI, LLC	SC
RL CMBS Holdings, LLC	DE
RL CMBS Investor, LLC	DE
RL CML 2009-1 Investments, LLC	DE
RL CML 2009-1, LLC	DE
RL REGI FINANCIAL, LLC	FL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
RL RES 2009-1 Investments, LLC	DE
RL RES 2009-1, LLC	DE
RL-Regi-SC DDBS, LLC.	SC
RMF Alliance, LLC	DE
RMF Commercial, LLC	DE
RMF Partner, LLC	DE
RMF PR New York, LLC	DE
RMF Sub 1, LLC	DE
RMV, LLC	MD
Rocking Horse Minerals, LLC	CO
Rutenberg Homes of Texas, Inc.	TX
Rutenberg Homes, Inc.	FL
Rye Hill Company, LLC	NY
S. Florida Construction II, LLC	FL
S. Florida Construction III, LLC	FL
S. Florida Construction, LLC	FL
San Felipe Indemnity Co., Ltd.	Bermuda
San Lucia, LLC	FL
Santa Ana Transit Village, LLC	CA
Savannah Development, Ltd.	TX
Savell Gulley Development, LLC	TX
SC 521 Indian Land Reserve South, LLC	DE
SC 521 Indian Land Reserve, LLC	DE
Scarsdale, LTD.	TX
Schulz Ranch Developers, LLC	DE
Seminole/70th, LLC	FL
Siena at Old Orchard L.L.C.	IL
SimplyTitle Company	FL
South Development, LLC	FL
Southbank Holding, LLC	FL
Spanish Springs Development, LLC	NV
St. Charles Active Adult Community, LLC	MD
Stoney Corporation	FL
Stoney Holdings, LLC	FL
Stoneybrook Clubhouse, Inc.	FL
Stoneybrook Joint Venture	FL
Storey Lake Club, LLC	FL
Storey Park Club, LLC	FL
Strategic Holdings, Inc.	NV	Lennar Communications Ventures
Strategic Technologies, LLC	FL	Strategic Cable Technologies - Texas, Inc.
Summerfield Venture L.L.C.	IL
Summerwood, LLC	MD
SunStreet Energy Group, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
TCO QVI, LLC	DE
Temecula Valley, LLC	DE
Terra Division, LLC	MN
The Baywinds Land Trust	FL	Baywinds Land Trust D/B/A Club Vineyards
The Bridges at Rancho Santa Fe Sales Company, Inc.	CA
The Bridges Club at Rancho Santa Fe, Inc.	CA
The LNC Northeast Group, Inc.	DE
The Oasis Club at LEN-CG South, LLC	DE
The Preserve at Coconut Creek, LLC	FL
The Vistas Club at LEN-CG South, LLC	FL
Treasure Island Holdings, LLC	DE
Treviso Holding, LLC	FL
Two Lakes Lennar, LLC	DE
U.S. Home Corporation	DE	Lennar
U.S. Home Corporation	DE	Lennar Corporation
U.S. Home of Arizona Construction Co.	AZ
U.S. Home Realty, Inc.	TX
U.S. Insurors, Inc.	FL
U.S.H. Los Prados, Inc.	NV
U.S.H. Realty, Inc.	VA
Universal American Mortgage Company of California	CA	Eagle Home Mortgage of California
Universal American Mortgage Company of California	CA	Eagle Home Mortgage
Universal American Mortgage Company, LLC	FL	Universal American Mortgage Company
Universal American Mortgage Company, LLC	FL	UAMC
Universal American Mortgage Company, LLC	FL	Eagle Funding
Universal American Mortgage Company, LLC	FL	UAMC d/b/a Eagle Home Mortgage
Universal American Mortgage Company, LLC	FL	Eagle Home Mortgage of Washington
Universal American Mortgage Company, LLC	FL	Eagle Funding of Washington
Universal American Mortgage Company, LLC	FL	Eagle Home Mortgage
Universal American Mortgage Company, LLC	FL	Eagle Home Mortgage of Oregon
Universal American Mortgage Company, LLC	FL	Eagle Home Mortgage of Utah
Universal American Mortgage Company, LLC	FL	Eagle Home Mortgage of Wyoming
USH - Flag, LLC	FL
USH Equity Corporation	NV
USH Leasing, LLC	DE
USH LEE, LLC	FL
USH Woodbridge, Inc.	TX
UST Lennar Collateral Sub, LLC	DE
UST Lennar HW Scala SF Joint Venture, a Delaware general partnership	DE
Valencia at Doral, LLC	FL	Valencia at Doral Club
Venetian Lennar LLC	FL
Vineyard Land, LLC	DE
Vineyard Point 2009, LLC	CA
Vista Palms Clubhouse, LLC	DE
Waterview at Hanover, LLC	NJ

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2016

Company Name	State of Incorporation	DBAs
WCP, LLC	SC
West Chocolate Bayou Development, LLC	TX
West Lake Village, LLC	NJ
West Seattle Project X, LLC	DE
West Van Buren L.L.C.	IL
Westchase, Inc.	NV
Westchase, Ltd.	TX
White Course Lennar, LLC	FL
Willowbrook Investors, LLC	NJ
Winncrest Natomas, LLC	NV
WIP Lennar OHB, LLC	NJ
Woodbridge Multifamily Developer I, LLC	DE
Wright Farm, L.L.C.	VA